UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) January 6, 2006
                                                     (January 5, 2006)


                             HALLADOR PETROLEUM COMPANY
               (Exact Name of Registrant as specified in Charter)



         Colorado                    0-14731             84-1014610
  (State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)            file number)      Identification No.)


1660 Lincoln Street, Suite 2700, Denver, Colorado            80264
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: 303-839-5504

                             ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On Thursday, January 5, 2006, we signed a Letter of Intent to enter into a merger agreement with Sunrise Coal, LLC (Sunrise), an Indiana limited liability limited company. Sunrise is in the coal business and currently operates one coal mine and will be opening a second mine in early 2007. Both mines are located in southern Indiana. If the merger is completed, we will continue our oil and gas operations, but the majority of our revenue will be from coal operations.

The Letter of Intent as executed by both parties is attached hereto
as Exhibit 99.1.   As stated in the Letter of Intent, we have agreed
to pay compensation to our affiliate, COALition Energy, LLC (CELLC), of which we own 29% interest. See our March 31, 2005 Form 10-QSB for additional information concerning our investment in CELLC.


Item 9.01 - Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits - The following exhibit is filed herewith:

      99.1 Letter of Intent dated January 5, 2006 between Hallador Petroleum Company and Sunrise Coal, LLC


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLADOR PETROLEUM COMPANY
                                         (Registrant)


Dated: January 06, 2006             By:    /s/Victor P. Stabio
                                    Chief Executive Officer and President